

BioCorRx®





Investor Presentation

February 2017

Safe Harbor Statement

The information in this investor presentation may include forward-looking statements. These forward-looking statements generally are identified by the words "believe," "project," "estimate," "become," "plan," "will," and similar expressions. These forward-looking statements involve known and unknown risks as well as uncertainties. Although the Company believes that its expectations are based on reasonable assumptions, the actual results that the Company may achieve may differ materially from any forward-looking statements, which reflect the opinions of the management of the Company only as of the date hereof.

BioCorRx

Investment Highlights

- ✓ The addiction market represents a multi-billion dollar, underserved market with few viable options for patients
- ✓ Two-pronged business model for treating addiction:
  - Development stage pharmaceutical products for alcohol use disorder (AUD) and opioid addiction
  - Revenue generating treatment program combining medication and counseling
- ✓ Proprietary formulations of naltrexone, which have a proven clinical track record
  - Sustained-release naltrexone formulas address major issues of compliance
- ✓ Drug development focused on more rapid and cost effective 505(b)(2) regulatory pathway
  - Anticipated approval of one or more formulations by 2018/2019
- ✓ Successfully treated countless patients with BioCorRx® Recovery Program
- ✓ Strong IP portfolio with numerous patents and patents pending through 2031
- ✓ Solid balance sheet and clean capital structure

BioCorRx®

Company Overview

Substance abuse and addiction treatment company offering a two-pronged approach to the treatment of substance abuse addiction

BioCorRx®

Holding Company

BioCorRx® Pharmaceuticals

Developing a new injectable naltrexone technology: **BICX101**, an extended release injectable formulation of naltrexone using exclusively licensed, patented and patent pending delivery technology; with additional implant formularies currently being considered for regulatory approval.

BioCorRx® Recovery Program

Alcoholism and opioid addiction treatment program that includes peer support and counseling modules coupled with a naltrexone implant; many patients have been treated with **BioCorRx® Recovery Program** since launch with unprecedented results.

BioCorRx



The Addiction Epidemic

Devastating Costs, Imperfect Solutions

The Addiction Epidemic

"Opioid abuse and addiction have taken a devastating toll on American families. We must do everything we can to make new, innovative treatment options available that can help patients regain control over their lives," said FDA Commissioner Robert M. Califf, M.D.

	Estimated Annual Cost to Health Care System	Estimated Annual Overall Economic Cost
Alcohol	$30 Billion	$235 Billion
Illicit Drugs	$11 Billion	$193 Billion

- **23.5 million** Americans are addicted to drugs and alcohol*
- **17 million** adults in the U.S. are alcohol-dependent
- **85%** of people with alcohol abuse or dependence go untreated
- Over **2 million** people in the U.S. abuse prescription pain relievers
- Heroin is most widely known illegal opiate; number of users estimated as high as **900,000**
- According to the CDC, drug overdose was the leading cause of accidental death in 2015


Drug Overdose Deaths, 2010-2014

*According to the Substance Abuse and Mental Health Services Administration's (SAMHSA's) National Survey on Drug Use and Health.

Addiction Treatment Market*

Addiction treatment spending has grown faster than the total GDP inflation rate, the medical care inflation rate, and population growth. From 2008- 2014, growth in addiction treatment spending also exceeded growth in total health spending.

Spending

In 2015 addiction treatment spending was $36 billion

- Largest payors were state and local funds - 29% or almost $10 billion
- Medicaid was second largest payor - 21% ($7.2 billion)
- Private Insurance - 18% ($6.1 billion)

Care Setting

- Outpatient care $14.4 billion
- Residential care $9.72 billion
- Inpatient care $6.64 billion
- ***Prescription drugs $1.8 billion in 2015***


Addiction Treatment Spending, Billions, Selected Years
$13.4
$14.7
$25.1
$36.0
1986
1992
1998
2014
2015

* *Substance Abuse and Mental Health Administration. (2016, August). Behavioral Health Spending & Use Accounts 1986 – 2014. Accessed online September 22, 2016 at https://www.openminds.com/market-intelligence/resources/behavioral-health-spending-use-accounts-1986-2014/*

Traditional Treatments – Lower Success Rates

Traditional treatment programs largely fall into two categories:

1) **Counseling based treatments -** constitute the majority
   - AA and various similar programs - rely heavily on group support
   - Reported success rates have been low – high relapse potential
2) **Medication based treatments -** often stand alone without counseling
   - Many medications are addictive narcotics themselves – game of lesser of evils
   - Many require daily dosage which is a major compliance factor



BioCorRx

Medication Assisted Treatment

Strong shift towards combining medication and counseling

"By its very definition, medication-assisted treatment has to include more than medication alone. It has to include counseling services and the other support services that are an important part of effective addiction treatment; that's an important point because many people do not recognize that aspect of MAT. It does not mean that you can take a pill for a couple of weeks and be cured of your substance use disorder. That's not actually how it works; in the same way that if you have diabetes, you don't take a pill for a couple of weeks and you're cured of your diabetes. It's a chronic illness that requires long-term management, and the same is true of addiction."

- Surgeon General Dr. Vivek Murthy

The Big Three

The Most Common MAT Medications Include:

1) **Methadone:**
   - FDA approved
   - Narcotic and addictive – significant withdrawals when ceasing use
   - Daily Dose
   - Opioid Derived (full agonist)
2) **Suboxone/Buprenorphine**
   - FDA approved
   - Narcotic and addictive – significant withdrawals when ceasing use
   - Daily Dose
   - Opioid Derived (partial agonist)
3) **Naltrexone**
   - FDA approved in 1984 – long track record of safety
   - Non-narcotic and non-addictive
   - NOT opioid derived (antagonist)
   - Significantly blocks cravings for drugs and alcohol
   - No withdrawals when ceasing use



Naltrexone Science

Naltrexone is a unique medication which binds with receptors and prevents the release of Dopamine – reducing cravings for alcohol and drugs



Naltrexone blocks drugs from engaging the billions of receptors in the brain.
Signaling Neurons
synapse
NALTREXONE
receptors
DRUG or OPIATE
Target Neurons



Naltrexone prevents the release of Dopamine and significantly reduces or eliminates the compulsive cravings to drink, use drugs, gamble, or whatever other obsessive addiction has hijacked the control center of the brain.
Signaling Neurons
synapse
NALTREXONE
receptors
DRUG or OPIATE
Target Neurons

Naltrexone was approved by the FDA in 1984, in tablet form, for opioid addiction and approved subsequently in 1994 for alcohol use disorders (AUD).

BioCorRx®



BioCorRx®: Drug Development

Unlocking Value, Expanding Treatment Capacity

BioCorRx® Pharmaceuticals

BICX101 (long lasting injectable naltrexone)

- Partnered with TheraKine to complete development of a new injectable version of naltrexone using underlying patented and patent pending technology
  - Utilizing TheraKine's patented micro-delivery technology
  - May be delivered subcutaneously (SQ) or intramuscularly (IM) in smaller muscle (deltoid)
- Anticipate cost efficient, outsourced manufacturing
- Ability to sub-license – significant interest from third parties



Not actual products. For illustration purposes only

BioCorRx

Competitive Landscape

Vivitrol *(Alkermes PLC, NASDAQ:ALKS)*

Long lasting injectable naltrexone product:

- FDA approved sustained release naltrexone injection - lasts up to 30 days
- Strong demand - projected ~$200 million in sales in 2016
- Parent Company Alkermes ~$9 billion market cap, Vivitrol product represents 25% of 2016 projected revenues


Vivitrol

Vivitrol injection has many drawbacks as reported by consumers and physicians:

- Very painful
- Deep IM injection (gluteus)
- Large gauge needle
- Large volume injection (4ml), requires inefficient storage

...yet sales continue to skyrocket due to strong demand.

Advantages of BICX101 Over Vivitrol®

BICX101 is expected to have significant advantages over the only existing long acting FDA approved injectable naltrexone on the market

- ✓ Naltrexone in a suspended release injectable
- ✓ Drug release expected to be longer-lasting
- ✓ Less painful administration: IM deltoid injection or subcutaneous
- ✓ Smaller gauge needle
- ✓ Should not require refrigeration or time to thaw
- ✓ Lower dose volume anticipated of approximately 1.6cc vs 4cc

BioCorRx® Pharmaceuticals

Naltrexone Implant

Acquired North American rights to new implant formulations and Prodetoxone study data in 2016*

- 3 month formula has been used in other countries as unlicensed product for several years with 6 month version just developed.
- Data acquired for Prodetoxone, which is the ONLY naltrexone implant approved by a regulatory body (Russia for 15+ years)
- Prodetoxone been through multiple trials conducted at St. Petersburg Scientific-Research Center of Addictions and Psychopharmacology, Pavlov Medical University, in conjunction with the University of Pennsylvania, Department of Psychiatry, Philadelphia, USA
- Plans to seek FDA 505(b)(2) regulatory approval in US



*Very similar formulas and protocols were purchased along with the North American rights to certain non-public Prodetoxone study data which is expected to assist in a more efficient FDA approval pathway.

Competitive Landscape - Implants

Titan Pharmaceuticals *(NASDAQ:TTNP)* **and Braeburn Pharmaceuticals**

Current buprenorphine implant product:

- FDA approved buprenorphine implant in May 2016- six-month subdermal implant developed by Titan Pharmaceuticals
- Braeburn is developing a one week and one month injectable buprenorphine.


Implants placed under the skin of the upper arm

Implant has many drawbacks as reported by physicians:

- Needs to be surgically inserted and removed by trained medical professional
- (4) one-inch long rods placed inside upper arm
- Implant can be expelled or removed accidentally
- Possibility of exposure to large amount of medication (accidental or intentional) which could lead to misuse or abuse
- Patient must be stable on low-to-moderate doses of buprenorphine to be eligible for implant
- Medication can be addictive



Advantages of New Naltrexone Implant

Significant advantages over current buprenorphine implant products:

- ✓ Addresses both alcoholism and opioid addiction
- ✓ Biodegrades eliminating the need to remove and replace
- ✓ Non-addictive active pharmaceutical ingredient
- ✓ Known to be effective against other obsessive compulsive disorders such as sex addiction, gambling, and food addiction

R&D & FDA Objectives & Milestones

- Retained Dr. David Gastfriend – previously served as VP of Scientific Communications for Alkermes; heavily involved with Vivitrol
  - Hired to provide leadership, expert insight, and assistance with all FDA-related matters
- Retained Dr. Bal S. Brar as a lead drug development study design consultant – over 25 years of experience for drug and device development as well as worldwide regulatory submission of 50 INDs/510K's and 505(b)(2)'s; and approval of 8 NDA's
  - Experience includes working with major pharmaceutical companies – Lederle/Wyeth, GlaxoSmithKline and Allergan
- Plans to seek FDA approval of new implant formula and BICX101 (injectable)
- Secured rights to patented micro-delivery technology for injectable



R&D & FDA Objectives & Milestones (cont.)

- Retained Innovative Science Solutions, LLC, a leading scientific consulting firm, to help guide the Company's regulatory strategy for FDA submission
  - Plans to file 505(b)(2) submission for FDA approval
- Selected Covance Inc. as the Company's Contract Research Organization (CRO) for non-clinical studies
- Non-clinical studies underway to select lead formula
- First-study initiated on December 22, 2016; expected completion within 8-9 weeks from start date
- Plans to submit FDA Pre-IND meeting request in February 2017



505(b)(2) Advantages / Cost /Pathway


START
Feasibility
OK
STOP
Pre-IND
OK
Nonclinical
Formulation Development
Phase I
Phase II
Phase III
Clinical Trial Materials
Analytical Methods
Regulatory Process
Medical Communications
NDA Submission

- 505(b)(2) helps avoid unnecessary duplication of studies already performed on a previously approved ("reference" or "listed") drug
  - Gives the FDA express permission to rely on data not developed by the NDA applicant
- Less expensive and faster route to approval, compared with a traditional development path
  - FDA must approve or reject within 12 months of submission
- In addition to any IP protection, 505(b)(2) marketing clearance would grant 3-4 years of market exclusivity

BioCorRx
Recovery Program

Revenue Forecast:
Injectable/sustained release naltrexone

	Near-Term 2019/2020	Mid-Term 2021/2022	Long-Term 5+ Years
Market Penetration	1%	2%	3% +
Revenue	$125-150M	$300-500M	$900M+

- Conservative assumptions based on current naltrexone reimbursement
  - Potential for higher reimbursement due to long lasting effects
  - Potential to apply for additional reimbursement on the injectable
- Anticipate better margins than injectable naltrexone currently on the market (based on current reimbursement alone)
  - Lower cost production and packaging
  - Lower cost packaging - syringes and vials less expensive
  - Development costs are minimal due to 505(b)(2) pathway


BioCorRx
The BioCorRx® Recovery Program
Non-Addictive Medication-Assisted Treatment

The BioCorRx® Recovery Program – Non-Addictive Medication-Assisted Treatment (MAT)

Proprietary Naltrexone Implant[1] - <u>cleared for use under FDA compounding rules</u>

- Implant inserted in fatty tissue of abdomen
- Simple outpatient procedure by licensed medical professional
- Procedure only takes 20-30 minutes and begins to work within hours
- Substantially reduces cravings for drugs and alcohol for several months

Proprietary Counseling Program/Peer Support/Tracking (virtual and in-person)

- Patients complete 35 treatment modules during 16 private sessions, typically in under 90 days
- Step-by-step approach for specific addiction and can include family and friend participation
- Counseling personnel readily available
- 12 month peer recovery support in conjunction with, or after counseling
- Mobile application in development to incorporate 35 modules

BioCorRx Recovery Program is distributed by partner clinics across the US

- Fees are paid to BioCorRx® per program sold by independent treatment providers
- Approximately 15-20 partner clinics currently and growing
- Discussions being held to incorporate all or portions of the program into traditional residential treatment centers

[1]BioCorRx® purchased exclusive worldwide rights to an additional naltrexone implant (except for New Zealand/Australia) from Trinity in 2010. This implant is currently used in the program utilizing long standing compounding laws.

The BioCorRx® Recovery Program – Consumer Cycle



Consumer receives assessment and treatment consultation at locations across the United States



Proprietary implant surgically inserted by medical professional



Outpatient counseling program begins while living a regular lifestyle free of cravings for drugs and alcohol – work and family life are not interrupted



Medication continues to work for several months while consumer heals physically and mentally in peer support program

BioCorRx

BioCorRx® Recovery Program vs Traditional Modalities

	BioCorRx® Recovery Program	Alcoholics Anonymous	In House Rehab
Significantly Blocks Cravings	Y	N	Y/N
Outpatient & Discrete	Y	Y/N	N
Non-Narcotic, Non Addictive	Y	Y	Y/N
Return to Work Immediately	Y	Y	N
Combines Medication & Therapy	Y	N	Y/N
Cost	$$	$	$$$$$$

BioCorRx Recovery Program

Target Business Model - MAT

	Near-Term *1-2 Years	Mid-Term *3-4 Years	Long-Term 5+ Years
Revenue	$5-8M	$8-12	$18-25M
Gross Margin	50-75%	75-80%	80%+
EBITDA Margin	10-40%	40-50%	50-60%

- Specific fees charged by providers and collected by BioCorRx are confidential and vary based on region and other factors
- Can include higher upfront license fees with lower recurring per program sale fees, or higher recurring patient fees with lower upfront license fees
- BioCorRx targets a few thousand dollars per program sold; providers are highly incentivized by the ability to offer the program for, on average, 2-4 times the revenue paid to BioCorRx while still providing tremendous value to their patients at a cost that's usually half that of the average 30-day residential rehab stay

* Years 1-2 begins with 13 providers and ending with 28 centers; years 3-4 begins with 28 and ending with 35 centers.


BioCorRx
Business
BioCorRx®: Corporate Profile
Shareholder Value Focused

Management

Brady Granier, BSN: CEO/President, Director

- 4 years with BioCorRx Inc.; repositioned company as leader in the industry with the acquisition of TheraKine technology and R&D initiative, assembled a team of addiction experts worldwide, extensive experience with treatment of patients using naltrexone
- 12 years in media sales and business development for Clear Channel Media and Entertainment; former Healthcare Category Manager
- 9 years combined experience in the Healthcare and Behavioral Health Field

Lourdes Felix: CFO/COO, Director

- 4 years with BioCorRx Inc.; instrumental in completing multi-million dollar equity financing, extensive experience with clinic operations management, areas of expertise; SEC filings and reporting, treasury/banking, M&A, accounting & finance, business development, general management, financial and benchmark reporting, forecasts & budgets
- 8 years as former Controller for public accounting firm; responsible for operations and financial management
- 20 years experience in Finance and Operations Management in the private sector, public accounting and public company experience

Dr. David Gastfriend: Medical Consultant

- 9 years with Alkermes, Inc. as VP of Scientific Communication; worked on pivotal efficacy studies and research on effectiveness, health services, criminal justice systems and health economics.
- 5 years Massachusetts General Hospital as Director of Addiction Research Program
- 22 years Washington Circle Group non-profit as Vice President; national experts in substance abuse policy

Bal S. Brar, PhD: Lead Drug Development Study Design Consultant

- Over 25 years experience in drug and device development including worldwide regulatory submission of 50 INDs/510Ks and 505(b)(2)s, approval of 8 NDAs; prior work with Lederle /Wyeth, GlaxoSmithKline and Allergan; and over 55 scientific publications
- Participated in development efforts for Aristocort, Tazarotene, Botox, Alphagan, Lumigan, Restasis, Ofloxacin, Azelex, and Avage
- Ph.D. in Toxicology/Pathology from Rutgers University and D.V.M. from India with finance training from Harvard Business School

BioCorRx

Key Statistics

Key Financial Information	
OTC	BICX
Fiscal Year End	Dec. 31
Price (2/3/17)	$0.039
Market Cap (2/3/17)	$7.0 M
Common Shares Outstanding	181.9
Total Options (avg. strike $0.04)	47.9 M
Total Warrants (avg. strike $0.60)	2.6 M
Revenue (TTM)	$660 K
Gross Profit (TTM)	$526 K
Cash (9/30/2016)	$290 K
LT Debt (9/30/2016)*	$502 K





*Excludes non-cash items

Contact

Management
Brady Granier
CEO/President
brady@BioCorRx.com

Lourdes Felix
CFO/COO
lf@BioCorRx.com

2390 E. Orangewood Ave.
Suite 575
Anaheim, CA
(714) 462-4880

www.BioCorRx.com
www.beataddiction.com

BioCorRx
Recovery Program

Appendix: Patent Portfolio

Applicant	Description	Application Date	Approval Date	U.S. Patent No./Patent Application No.[1,2]	Patent Expiration
TheraKine, Ltd.	Hydrophobic drug-delivery material, method for manufacturing thereof and methods for delivery of a drug-delivery composition	11/30/2011	6/14/2016	9,364,549	11/30/2031
TheraKine, Ltd.	Hydrophobic drug-delivery material, method for manufacturing thereof and methods for delivery of a drug-delivery composition	5/29/2014	pending	14/361,438	
TheraKine, Ltd.	Hydrophobic drug-delivery material, method for manufacturing thereof and methods for delivery of a drug-delivery composition	3/29/2016	pending	15/083,879	
TheraKine, Ltd.	MgStearate-Based Composite Nanoparticles, Methods of Preparation and Applications	10/10/2014	pending	62/062,212	
TheraKine, Ltd.	MgStearate-Based Composite Nanoparticles, Methods of Preparation and Applications	10/8/2015	pending	PCT/US15/54725	
TheraKine, Ltd.	Sustained Release Low Dose Formulations and Uses Thereof	9/8/2015	pending	62/215,248	
TheraKine, Ltd.	Sustained Release Low Dose Formulations and Uses Thereof	10/6/2015	pending	PCT/US15/00106	

Appendix: Patent Portfolio Continued

Applicant	Description	Application Date	Approval Date	U.S. Patent No./Patent Application No. [1,2]	Patent Expiration
TheraKine, Ltd.	Conservation of Bioactivity by Hydrophobic Matrices	10/6/2015	pending	PCT/US15/54229	
TheraKine, Ltd.	Conservation of Bioactivity by Hydrophobic Matrices	10/7/2014	pending	62/060,654	

Applicant	Description	Application Date	Approval Date	Europe Patent Application No. (1)(2)	Patent Expiration
TheraKine, Ltd.	Hydrophobic drug-delivery material, method for manufacturing thereof and methods for delivery of a drug-delivery composition	11/20/2011	pending	EP12794707.5	

[1]Includes further development of a specific formulation and drug patent
[2]Includes further relevant patents dependent upon these cited through continuation or division or expansion from PCT into National Phases